EXHIBIT 10.4

                         AMENDMENT TO LICENSE AGREEMENT

      This Amendment to License Agreement ("Amendment") is entered into as of September 5, 2000, by and between BUKWANG PHARM. IND. CO., LTD., with its principal offices at 398-01, Daebang-Dong, Dongjak-Ku, Seoul 156-020, Korea ("Bukwang") and TRIANGLE PHARMACEUTICALS, INC., with its principal offices located at 4 University Place, 4611 University Drive, Durham, North Carolina 27707 ("Triangle") and amends certain terms of that certain License Agreement, dated as of February 27, 1998, between Bukwang and Triangle, as amended April 1, 1999 (the "Agreement"). Capitalized terms not defined herein shall have the meanings given them in the Agreement.

                                    RECITALS

      A. Bukwang and Triangle have previously entered into the Agreement, pursuant to which Bukwang has licensed certain patent rights and know-how to Triangle relating to a compound known as L-FMAU.

      B. Triangle has certain obligations to make a milestone payment upon the *** and upon the *** .

      C. As part of its diligence efforts in respect of L-FMAU, Triangle is required to use its best efforts to file an NDA for a Licensed Product with the FDA *** .

      D. Bukwang and Triangle desire to amend and clarify certain terms of the

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Agreement relating to such milestone payment and due diligence time limits.

      NOW, THEREFORE, for good and valuable consideration, Triangle and Bukwang hereby agree as follows:

      1.    Amendments. The Agreement is hereby amended as follows:

            (a) Section 1.15. Delete Section 1.15 and replace it with the following: "IND" shall mean a U.S. or Canadian Investigational New Drug Application or its equivalent in either country."

            (b) Section 1.22. Delete Section 1.22 and replace it with the following: "`NDA' shall mean a New Drug Application or its equivalent filed in the U.S., China or, in the case of Europe, with the European Agency for the Evaluation of Medicinal Products."

            (c) Subsection 6.2(a)(i). Delete Subsection 6.2(a)(i) and replace it as follows: "(i) files what it reasonably believes to be a complete NDA for a Licensed Product for HBV within *** after the Effective Date; provided, however, said *** period shall be subject to up to *** extensions of *** , at Triangle's election, by payment to Bukwang of a sum of $ *** for each *** extensions and $ *** for each *** extensions."

      2. General Terms. The Agreement, as amended by this Amendment, constitutes the entire agreement between Bukwang and Triangle or regarding the subject matters contained therein and herein. In the event of any conflict between the provisions of the Agreement and this

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            Amendment, the provisions of this Amendment shall govern and control. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia without regard to its conflicts of laws principles. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. If any provision of this Amendment is for any reason held to be ineffective, unenforceable or illegal, such condition shall not affect the validity or enforceability of any of the remaining portions hereof; provided, further, that the parties shall negotiate in good faith to replace any ineffective, unenforceable or illegal provision with an effective replacement as soon as is practical.

      IN WITNESS WHEREOF, Bukwang and Triangle have each executed this Amendment through an authorized officer as of the date written below.

                                    BUKWANG PHARM. IND. CO., LTD.

                                    By:   /s/ Sung-Koo Lee
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                                    Its:  Managing Director
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                                    Date: September 21, 2000
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                                    TRIANGLE PHARMACEUTICALS, INC.

                                    By:   /s/ Chris A. Rallis
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                                    Its:  President and COO
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                                    Date: September 5, 2000
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